EXHIBIT 99.1

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2020 FINANCIAL RESULTS

Fourth Quarter 2020 Highlights:

●	Revenues of $138.9 million, compared with $113.2 million in the same period last year
●	GAAP net loss of $0.1 million, or $(0.00) per diluted share, compared with a loss of $32.9 million, or $0.69 loss per diluted share in the same period last year
●	Non-GAAP net income of $15.0 million, or $0.30 per diluted share, compared with $5.4 million, or $0.11 per diluted share in the same period last year

Plainview, N.Y., February 11, 2021 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its fourth quarter and fiscal year ended December 31, 2020. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 '20	Q4 '19	2020	2019
Revenue	$138.9	$113.2	$454.2	$419.3
Net income (loss)	$(0.1)	$(32.9)	$(8.4)	$(78.7)
Diluted earnings (loss) per share	$(0.00)	$(0.69)	$(0.17)	$(1.66)

	4th Quarter		Full Year
Non-GAAP Results	Q4 '20	Q4 '19	2020	2019
Net income (loss)	$15.0	$5.4	$42.3	$(1.3)
Operating income (loss)	$17.6	$7.4	$52.5	$5.1
Diluted earnings (loss) per share	$0.30	$0.11	$0.86	$(0.03)

“Our year-over-year financial performance dramatically improved in 2020 and we are proud to conclude this remarkable year of transformation by delivering solid fourth quarter results. These fourth quarter results were driven primarily by system sales in support of semiconductor advanced-node manufacturing, as well as compound semiconductor system sales for 5G RF applications,” commented William J. Miller, Ph.D., Chief Executive Officer.

“We enter 2021 with healthy backlog, strong customer engagements and overall positive momentum. We look forward to executing our near-term growth strategy driven in large part by our Laser Annealing, 5G RF and Data Storage applications.”

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2021:

●	Revenue is expected in the range of $115 million to $135 million
●	GAAP diluted earnings (loss) per share are expected in the range of $(0.09) to $0.09
●	Non-GAAP diluted earnings per share are expected in the range of $0.12 to $0.30

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 11, 2021 starting at 5:00pm ET. To join the call, dial 1-866-248-8441 (toll free) or 1-929-477-0577 and use passcode 7940308. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our proven ion beam, laser annealing, lithography, MOCVD, and single wafer etch & clean technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, the impact of the COVID-19 pandemic, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the effects of the COVID-19 pandemic on the Company’s operations and on those of our customers and suppliers; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Bencivenga (516) 252-1438abencivenga@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended December 31,		Year ended December 31,
	2020	2019	2020	2019
Net sales	$138,946	$113,202	$454,163	$419,349
Cost of sales	82,101	68,232	259,863	261,155
Gross profit	56,845	44,970	194,300	158,194
Operating expenses, net:
Research and development	21,417	21,655	78,994	90,557
Selling, general, and administrative	20,710	19,128	76,251	79,749
Amortization of intangible assets	3,831	4,312	15,333	17,085
Restructuring	—	2,529	1,097	6,403
Asset impairment	—	4,020	281	4,020
Other operating expense (income), net	281	190	(221)	(42)
Total operating expenses, net	46,239	51,834	171,735	197,772
Operating income (loss)	10,606	(6,864)	22,565	(39,578)
Interest expense, net	(6,516)	(4,663)	(23,188)	(17,405)
Other income (expense), net	(4,794)	(20,973)	(7,841)	(20,973)
Income (loss) before income taxes	(704)	(32,500)	(8,464)	(77,956)
Income tax expense (benefit)	(602)	371	(73)	777
Net income (loss)	$(102)	$(32,871)	$(8,391)	$(78,733)

Income (loss) per common share:
Basic	$(0.00)	$(0.69)	$(0.17)	$(1.66)
Diluted	$(0.00)	$(0.69)	$(0.17)	$(1.66)

Weighted average number of shares:
Basic	48,340	47,519	48,362	47,482
Diluted	48,340	47,519	48,362	47,482

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	December 31,	December 31,
	2020	2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$129,625	$129,294
Restricted cash	658	657
Short-term investments	189,771	115,252
Accounts receivable, net	79,991	45,666
Contract assets	21,246	25,351
Inventories	145,906	133,067
Deferred cost of sales	433	445
Prepaid expenses and other current assets	19,301	14,966
Assets held for sale	—	11,180
Total current assets	586,931	475,878
Property, plant and equipment, net	65,271	75,711
Operating lease right-of-use assets	10,275	14,453
Intangible assets, net	46,185	61,518
Goodwill	181,943	181,943
Deferred income taxes	1,440	1,549
Other assets	6,019	7,036
Total assets	$898,064	$818,088

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$33,656	$21,281
Accrued expenses and other current liabilities	44,876	41,243
Customer deposits and deferred revenue	67,235	54,870
Income taxes payable	914	830
Total current liabilities	146,681	118,224
Deferred income taxes	5,240	5,648
Long-term debt	321,115	300,068
Operating lease long-term liabilities	6,305	10,300
Other liabilities	10,349	9,336
Total liabilities	489,690	443,576

Total stockholders’ equity	408,374	374,512
Total liabilities and stockholders’ equity	$898,064	$818,088

Veeco Instruments Inc. and Subsidiaries
Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended December 31, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$138,946					$138,946
Gross profit	56,845	486		20		57,351
Gross margin	40.9%					41.3%
Operating expenses	46,239	(2,656)	(3,831)	(41)		39,711
Operating income (loss)	10,606	3,142	3,831	61	^	17,640
Net income (loss)	(102)	3,142	3,831	8,085	^	14,956

Income (loss) per common share:
Basic	$(0.00)					$0.31
Diluted	(0.00)					0.30
Weighted average number of shares:
Basic	48,340					48,340
Diluted	48,340					49,663

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2020
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	$61
Subtotal	61
Non-cash interest expense	3,511
Loss on extinguishment of debt	4,794
Non-GAAP tax adjustment *	(281)
Total Other	$8,085

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended December 31, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$113,202					$113,202
Gross profit	44,970	455		29		45,454
Gross margin	39.7%					40.2%
Operating expenses	51,834	(3,287)	(4,312)	(6,213)		38,022
Operating income (loss)	(6,864)	3,742	4,312	6,242	^	7,432
Net income (loss)	(32,871)	3,742	4,312	30,262	^	5,445

Income (loss) per common share:
Basic	$(0.69)					$0.11
Diluted	(0.69)					0.11
Weighted average number of shares:
Basic	47,519					47,519
Diluted	47,519					48,404

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)
(unaudited)

Three months ended December 31, 2019
Restructuring	$2,132
Asset impairment	4,020
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	90
Subtotal	6,242
Non-cash interest expense	3,257
Impairment of equity investments	20,973
Non-GAAP tax adjustment *	(210)
Total Other	$30,262

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	December 31, 2020	December 31, 2019
GAAP Net income (loss)	$(102)	$(32,871)
Share-based compensation	3,142	3,742
Amortization	3,831	4,312
Restructuring	—	2,132
Asset impairment	—	4,020
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	61	90
Interest (income) expense, net	6,516	4,663
Impairment of equity investments	—	20,973
Loss on extinguishment of debt	4,794	—
Income tax expense (benefit)	(602)	371
Non-GAAP Operating income (loss)	$17,640	$7,432

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2020	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$454,163					$454,163
Gross profit	194,300	1,870		348		196,518
Gross margin	42.8%					43.3%
Operating expenses	171,735	(10,833)	(15,333)	(1,530)		144,039
Operating income (loss)	22,565	12,703	15,333	1,878	^	52,479
Net income (loss)	(8,391)	12,703	15,333	22,684	^	42,329

Income (loss) per common share:
Basic	$(0.17)					$0.88
Diluted	(0.17)					0.86
Weighted average number of shares:
Basic	48,362					48,362
Diluted	48,362					49,309

^	- See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2020
Restructuring	$1,097
Asset impairment	281
Release of inventory fair value step-up associated with the Ultratech purchase accounting	273
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	227
Subtotal	1,878
Non-cash interest expense	13,792
Loss on extinguishment of debt	7,841
Non-GAAP tax adjustment *	(827)
Total Other	$22,684

*    - The 'with or without' method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
		Share-based
For the year ended December 31, 2019	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$419,349					$419,349
Gross profit	158,194	1,903		1,453		161,550
Gross margin	37.7%					38.5%
Operating expenses	197,772	(13,367)	(17,085)	(10,841)		156,479
Operating income (loss)	(39,578)	15,270	17,085	12,294	^	5,071
Net income (loss)	(78,733)	15,270	17,085	45,102	^	(1,276)

Income (loss) per common share:
Basic	$(1.66)					$(0.03)
Diluted	(1.66)					(0.03)
Weighted average number of shares:
Basic	47,482					47,482
Diluted	47,482					47,482
^ - See table below for additional details.

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2019
Restructuring	$6,006
Asset impairment	4,020
Release of inventory fair value step-up associated with the Ultratech purchase accounting	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	557
Accelerated depreciation	397
Other	44
Subtotal	12,294
Non-cash interest expense	12,676
Impairment of equity investments	20,973
Non-GAAP tax adjustment *	(841)
Total Other	$45,102

*    - The 'with or without' method is utilized to determine the income tax effect of all Non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (loss)

(in thousands)
(unaudited)

	Year ended	Year ended
	December 31, 2020	December 31, 2019
GAAP Net income (loss)	$(8,391)	$(78,733)
Share-based compensation	12,703	15,270
Amortization	15,333	17,085
Restructuring	1,097	6,006
Asset impairment	281	4,020
Release of inventory fair value step-up associated with the Ultratech purchase accounting	273	1,270
Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting	227	557
Accelerated depreciation	—	397
Other	—	44
Interest (income) expense, net	23,188	17,405
Impairment of equity investment	—	20,973
Loss on extinguishment of debt	7,841	—
Income tax expense (benefit)	(73)	777
Non-GAAP Operating income (loss)	$52,479	$5,071

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
March 31, 2021	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$115	-	$135				$115	-	$135
Gross profit	47	-	58	—	—	—	47	-	58
Gross margin	40%	-	42%				40%	-	42%
Operating expenses	44	-	46	(3)	(4)	—	37	-	39
Operating income (loss)	3	-	12	3	4	—	10	-	19
Net income (loss)	$(4)	-	$5	3	4	3	$6	-	$15

Income (loss) per diluted common share	$(0.09)	-	$0.09				$0.12	-	$0.30
Weighted average number of shares (1)	49		53				50		50

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, no incremental shares are added to the dilutive share count in periods in which the average stock price per share is below $18.46. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, incremental shares are added to the dilutive share count in periods in which the average stock price per share is above $13.98, and the Company is in a net income position.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Non-GAAP Operating Income (Loss)

(in millions)
(unaudited)

Guidance for the three months ending March 31, 2021
GAAP Net income (loss)	$(4)	-	$5
Share-based compensation	3	-	3
Amortization	4	-	4
Interest expense, net	7	-	7
Non-GAAP Operating income (loss)	$10	-	$19

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.